                                                                    EXHIBIT 99.1


                          SECURITIES PURCHASE AGREEMENT

                  This Securities Purchase Agreement (this "Agreement") is dated as of May 9, 2002, among Aspen Technology, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

                  WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "ADDITIONAL SHARES" means the shares of Common Stock issuable upon exercise of the Unit Warrants (without regard to the further exercise of the Additional Warrants issuable upon exercise of the Unit Warrants).

                  "ADDITIONAL WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Additional Warrants.

                  "ADDITIONAL WARRANTS" means the Common Stock purchase warrants, in the form of Exhibit B-3, issuable upon exercise of the Unit Warrants.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule
144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to Section 2.3(a).

                  "CLOSING DATE" means the date of the Closing.

                  "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the last closing price per share of the Common


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Stock for such date (or the nearest preceding date) on the primary Eligible
Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the average of the highest closing bid price and the lowest closing ask price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority-in-interest of the Purchasers and the Company.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $0.10 per share.

                  "COMMON STOCK EQUIVALENTS" means, collectively, shares of Common Stock and Convertible Securities.

                  "COMPANY COUNSEL" means Hale and Dorr LLP, counsel to the Company.

                  "CONVERTIBLE SECURITIES" means any evidence of indebtedness, shares, options, warrants or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

                  "EFFECTIVE DATE" means the date that the Registration Statement is declared effective by the Commission.

                  "ELIGIBLE MARKET" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "EVENT EQUITY VALUE" means, with respect to a required payment, 100% of the average of the Closing Prices for the five Trading Days preceding the date on which such required payment is paid in full.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXCLUDED STOCK" means any shares of Common Stock issued or issuable (a) upon exercise, conversion or exchange of any Common Stock Equivalents described in Schedule 3.1(g) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule); (b) to officers, directors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan or other equity incentive plan approved by the Board of Directors of the Company; (c) pursuant to as part of a bona fide firm commitment underwritten public offering with a nationally recognized underwriter (including any "at the market offering," as defined in Rule 415(a)(4) under the Securities Act, only if such offering does not constitute an "equity line" and generates aggregate gross proceeds of at least $50,000,000); (d) in connection with any transaction with a strategic






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investor, vendor, lessor, customer, supplier, marketing partner, developer or integrator or any similar arrangement, in each case the primary purpose of which is not to raise equity capital; (e) in connection with a transaction involving a merger or acquisition of an entity, business or assets (not principally for the purpose of obtaining cash); or (f) in connection with any other transaction for consideration other than cash up to 108,166 shares of Common Stock in the aggregate (as adjusted for stock splits, stock combinations and similar events).

                  "INDIVIDUAL PURCHASER" means each of Wayne Sim and Salvadore Clave Marcet.

                  "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation of legal action and reasonable attorneys' fees.

                  "MATERIAL SUBSIDIARY" means any significant subsidiary, as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission, of the Company.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PURCHASER COUNSEL" means Proskauer Rose LLP, counsel to the Purchasers.

                  "QUALIFIED TRANSFER" means the assignment of rights by a Purchaser under this Agreement and the Registration Rights Agreement to any Person who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Closing Date, among the Company and the Purchasers, in the form of Exhibit A.

                  "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and Underlying Shares by the Purchasers.

                  "REQUIRED EFFECTIVENESS DATE" means the date on which the Registration Statement is required to become effective pursuant to the Registration Rights Agreement.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES" means the Shares, the Warrants, the Warrant Shares, the Unit Warrants, the Additional Shares, the Additional Warrants and the Additional Warrant Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.




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                  "SHARES" means the shares of Common Stock which are being
purchased by the Purchasers at the Closing.

                  "SUBSIDIARY" means any subsidiary, as defined in Rule 1-02(x) of Regulation S-X promulgated by the Commission, of the Company.

                  "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

                  "TRADING MARKET" means the Nasdaq National Market or any other Eligible Market on which the Common Stock is then listed or quoted.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement, the Warrants and the Unit Warrants.

                  "UNDERLYING SHARES" means the Warrant Shares, the Additional Shares and the Additional Warrant Shares.

                  "UNIT WARRANTS" means the warrants to purchase (a) the Additional Shares and (b) the Additional Warrants, in the form of Exhibit B-2.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                  "WARRANTS" means the Common Stock purchase warrants, in the form of Exhibit B-1.

                                   ARTICLE II
                                PURCHASE AND SALE

        2.1 Sale and Issuance of Securities at Closing. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing, for the aggregate purchase price set forth opposite such Purchaser's name on Schedule A hereto under the heading "Closing Purchase Price":

                  (a) the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule A hereto under the heading "Shares;"

                  (b) a Warrant exercisable for the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule A hereto under the heading "Warrants;" and

                  (c) a Unit Warrant exercisable for (i) the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule A hereto under the heading "Unit Warrants-Additional Shares;" and (ii) an Additional Warrant exercisable for the number of



                                       4
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shares of Common Stock set forth opposite such Purchaser's name on Schedule A hereto under the heading "Additional Warrants-Additional Warrant Shares."

         2.2 Closing. The purchase and sale of the Shares, the Warrants and the Unit Warrants pursuant to the terms of Section 2.1 shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, contemporaneous with delivery of this Agreement or as soon as reasonably practicable thereafter, or at such other time and place as the Company and the Purchasers mutually agree upon in writing (which time and place are designated as the "Closing").

         2.3      Closing Deliveries.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i) one or more stock certificates, registered in the name of such Purchaser, evidencing that number of Shares indicated on Schedule A hereto under the heading "Shares;"

                           (ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire that number of shares of Common Stock set forth in Section 2.1(b) above;

                           (iii) a Unit Warrant, registered in the name of such Purchaser, as set forth in Section 2.1(c) above;

                           (iv) the legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Purchasers;

                           (v) the Registration Rights Agreement duly executed by the Company; and

                           (vi) any other documents reasonably requested by the Purchasers or Purchaser Counsel in connection with the Closing.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i) the purchase price set forth opposite such Purchaser's name on Schedule A hereto under the heading "Closing Purchase Price", in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

                           (ii) the Registration Rights Agreement duly executed by such Purchaser; and

                           (iii)    if such Purchaser is an Individual
         Purchaser, the Representation Letter in the form of Exhibit D.


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




         2.4 Escrow. Notwithstanding any other provisions of this Agreement, the obligation of an Individual Purchaser to pay to the Company the purchase price in accordance with Section 2.3(b)(i) and the related obligation of the Company to deliver Shares, a Warrant and a Unit Warrant to such Individual Purchaser in accordance with Section 2.3(a)(i), (ii) and (iii) shall be subject to, and shall be satisfied contemporaneously with, the completion to be held pursuant to the Agreement, dated as of the date hereof, being entered into between AEA Technology PLC and the Company.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each of the
Purchasers:

                  (a) Subsidiaries. The Company does not directly or indirectly control or own any interest in any other corporation, partnership, joint venture or other business association or entity, other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) Organization and Qualification. Each of the Company and the Material Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Material Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Material Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction

Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Securities, do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required under Section 4.8,
(ii) the filing with the Commission of the Registration Statement, (iii) the application(s) to each Trading Market for the listing of the Shares and the Underlying Shares for trading thereon in the time and manner required thereby,
(iv) applicable Blue Sky filings, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Shares and the Underlying Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders. The Warrants, the Unit Warrants and the Additional Warrants have been duly authorized and the issuance thereof is not subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock 3,208,333 shares of Common Stock for issuance upon exercise of the Warrants, the Unit Warrants and the Additional Warrants.

                  (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not

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presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) are set forth in Schedule 3.1(g). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible into or exercisable or exchangeable for shares of Common Stock. Except as disclosed in Schedule 3.1(g), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in Schedule 3.1(g), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules to this Agreement, the "Disclosure Materials"). The Company has delivered to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnotes. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been included as part of or specifically

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identified in the SEC Reports to the extent required by the rules and regulations of the Commission.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business, (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP, and (C) as set forth in the press release issued by the Company on April 25, 2002, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with restricted stock grants to employees), and
(v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws with respect to the Company or a Subsidiary or a claim of breach of fiduciary duty with respect to the Company or a Subsidiary. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company does not expect to make any such request prior to the Required Effectiveness Date. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company with respect to the Company or a Subsidiary. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. No strike, work stoppage, slow down or other material labor problem exists or, to the knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company or the Subsidiaries.

                  (k)      Compliance. Neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any

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governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as, individually or in the aggregate, are not reasonably likely to have or result in a Material Adverse Effect.

                  (l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, are not reasonably likely to have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (m) Transactions With Affiliates and Employees. Except as set forth in SEC Reports filed at least ten days prior to the date hereof, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a material interest.

                  (n) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (o)      Certain Fees. Except for the fees described in
Schedule 3.1(o), all of which are payable to registered broker-dealers, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

                  (p) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of an exemption from registration under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or
(ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including without limitation under rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

                  (q) Form S-3 Eligibility. The Company has the ability to register its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (r) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (s) Registration Rights. Except as described in Schedule 3.1(s), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (t) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (u) Disclosure. Except as disclosed by the Company on May 6, 7 or 8, 2002 pursuant to the Non-Disclosure Agreement delivered by certain Purchasers to the Company (the "Non-Disclosure Agreement"), the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers (other than an Individual Purchaser) or the agents or counsel of any Purchaser (other than an Individual Purchaser) with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers (other than an Individual Purchaser) will rely on the foregoing representations in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

                  (v) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Purchaser (other than an Individual Purchaser) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. If such Purchaser is an Individual Purchaser, he hereby confirms the accuracy of the information set forth in the Investor Questionnaire for Individual Investors delivered by him to the Company on the date hereof, as if such information were set forth herein and provided as of the time of delivery hereof. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for such Purchaser's own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser (other than an Individual Purchaser) is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Purchaser Status. From the time such Purchaser was initially offered the Securities through the Closing Date, the Purchaser has been or will be, as the case may be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with such Purchaser's representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) Access to Information. Such Purchaser acknowledges that such Purchaser has reviewed the Disclosure Materials and has been afforded:
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition sufficient to enable it to evaluate such Purchaser's investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or such Purchaser's representatives or counsel, nor any other provisions of this Section 3.2, shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents. Such Purchaser does not have actual knowledge that any representation or warranty of the Company in the Transaction Documents is not accurate as of the date hereof.

                  (f) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (g) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  (h) Alberta Resident Purchasing as Principal. If such Purchaser is an Individual Purchaser, unless purchasing under subparagraph 3.2(i) below, such Individual Purchaser is purchasing the Securities as principal for his own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Securities and unless exempted by an order of the securities commission or similar regulatory authority of the province in which such Individual Purchaser resides:

                           (i) if such Individual Purchaser is resident in Alberta the aggregate acquisition cost of the Securities purchased by such Individual Purchaser is not less than $97,000 (Canadian) and, if the Individual Purchaser is not an individual but is a corporate, syndicate, partnership or other form of unincorporated organization, such Individual Purchaser pre-existed the offering of the Securities and has a bona fide purpose other than investment in the Securities or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant is not less than $97,000 (Canadian); or

                           (ii) if such Individual Purchaser is a resident of Alberta:

                                    (A)      such Individual Purchaser is an
"accredited investor," as such term is defined in Multilateral Instrument 45-103 entitled "Capital Raising Exemptions" promulgated under the Securities Act (Alberta) and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit D to this Agreement; or

                                    (B)     such Individual Purchaser is:

                                            (I)      a director, senior officer
                                            or control person of the Company or
                                            of an affiliate of the Company,

                                            (II)     a spouse, parent,
                                            grandparent, brother, sister or
                                            child of any person referred to in
                                            subclause (I) above,

                                            (III)    a close personal friend of
                                            any person referred to in subclause
                                            (I) above,

                                            (IV)     a close business associate
                                            of any person referred to in
                                            subclause (I) above, or

                                            (V)      a person or company that
                                            is wholly owned by any combination
                                            of persons or companies described
                                            in subclauses (I), (II), (III) or
                                            (IV) above.

                  (i) Alberta Resident not Purchasing as Principal. If such Purchaser is an Individual Purchaser who is not purchasing as principal and is a resident in Alberta, such Individual Purchaser is purchasing Securities having an aggregate acquisition cost of at least $97,000 (Canadian), is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, acknowledges that the Company is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of the Company for whom it may be acting, and:

                           (i) if such Individual Purchaser is resident in, or otherwise subject to the securities legislation of Alberta, such Individual Purchaser is purchasing Securities for accounts fully managed by it and is a trust corporation trading as a trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent that, except for an exemption under the Securities Act (Alberta) or the rules and regulations thereunder, is required to be registered as a portfolio manager; or

                           (ii) if such Individual Purchaser is acting as agent for one or more disclosed principals, each of such principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, and each of such principal complies with such of subparagraph (i), (iii) and (iii) of paragraph 3.2(h) above as are applicable to it by virtue of its place of residence.

                  (j) Alberta Resident not Purchasing in Alberta. If such Purchaser is an Individual Purchaser who is a resident of Alberta but not purchasing thereunder, such Individual Purchaser is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which are enclosed herewith) available to it under applicable securities legislation and shall deliver to the Company such further particulars of the exemption(s) and the Individual Purchaser's qualifications thereunder as the Company may request.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.

                  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act except that in the case of an ordinary course transaction pursuant to Rule 144, the Company shall arrange for such opinion to be delivered by its internal or outside counsel at the Company's expense. The Securities and the rights and obligations of each Purchaser under this Agreement may be assigned by such Purchaser only pursuant to a Qualified Transfer. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and is purchasing such Shares for investment only and not with a view to distributing or reselling such Securities and agrees in writing to be bound by the provisions of this Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b) of the following legend on any certificate evidencing Securities:

                  NEITHER THESE SECURITIES [insert on certificate for warrants:
                  NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE [insert in certificate issued to Individual Purchaser: OR PROVINCE] IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") [insert in certificate issued to Individual Purchaser: AND APPLICABLE PROVINCIAL SECURITIES LAWS], AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION

                  REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE [insert in certificate issued to Individual
                  Purchaser: AND PROVINCIAL] SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [insert on certificate for warrants: AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER OR FINANCING ARRANGEMENT LOAN SECURED BY SUCH SECURITIES.

                  Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) pursuant to or following any sale of such Securities pursuant to an effective Registration Statement covering the resale of such Securities under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not, in the reasonable opinion of the Company Counsel, required under the circumstances under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restriction on transfer set forth in this Section, except as may be required by applicable law.

                  (c) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or other loan or financing arrangement secured by the Securities or grant a security interest in some or all of the Securities and, if required under the terms of such agreement or other loan or financing arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith except as required by applicable law. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

         4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

         4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.4 Listing of Securities. The Company shall (i) in the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering 7,374,998 shares of Common Stock, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

         4.5 Reservation of Shares. The Company shall reserve for issuance and maintain a reserve of 3,208,333 shares of Common Stock for issuance upon exercise of the Warrants, the Unit Warrants and the Additional Warrants, less the number of shares issued upon exercise of such Warrants, Unit Warrants and Additional Warrants. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

         4.6 Exercise Procedures. The form of Election to Purchase included in the Warrants, the Unit Warrants and the Additional Warrants, respectively, sets forth the totality of the procedures required in order to exercise the Warrants, the Unit Warrants and the Additional Warrants, respectively. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to exercise their Warrants, the Unit Warrants or the Additional Warrants, except as may be required by law. The Company shall honor exercises of the Warrants, the Unit Warrants and the Additional Warrants and shall deliver Warrant Shares (upon exercise of the Warrants) Additional Shares and Additional Warrants (upon exercise of the Unit Warrants) and Additional Warrant Shares (upon exercise of the Additional Warrants) in accordance with the terms and conditions set forth in the Transaction Documents.

         4.7 Securities Laws Disclosure; Publicity. The Company shall, on or prior to 9:30 a.m., Eastern time May 10, 2002 or as soon as reasonably practicable thereafter, issue a press release, in substantially the form previously reviewed by the Purchasers, disclosing all material terms of the transactions contemplated hereby and any information, including any non-public information, provided to the Purchasers pursuant to the Non-Disclosure Agreement. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. The Company shall, at least one Trading Day prior to the filing or dissemination of any disclosure required by the second sentence of this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other (which consent shall not be unreasonably withheld), except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Neither the Company nor any Person acting on its behalf will provide any Purchaser with material, nonpublic information about the Company unless such Purchaser consents to receive such information in writing in advance even if otherwise required pursuant to the terms of any Transaction Document.

         4.8      Reimbursement.

                  (a) The Company shall indemnify and hold harmless each Purchaser and any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a "Related Person") from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 5(c) of the Registration Rights Agreement. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. In no event shall the Company's liability under this Section 4.8(a) to a Purchaser or its Related Persons exceed the total purchase price paid by the Purchaser under this Agreement. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorney's fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

                  (b) Each Purchaser shall severally indemnify and hold harmless the Company from and against any and all Losses, as incurred, arising out of or relating to any breach by such Purchaser of any of the representations, warranties or covenants made by such Purchaser in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by
Section 5(c) of the Registration Rights Agreement. The indemnification obligations of such Purchaser under this paragraph shall be in addition to any liability that such Purchaser may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company. In no event shall a Purchaser's liability under this Section 4.8(b) to the Company exceed the total purchase price paid by such Purchaser under this Agreement. If such Purchaser breaches its obligations under any Transaction Document, then, in addition to any other liabilities such Purchaser may have under any Transaction Document or applicable law, such Purchaser shall pay or reimburse the Company on demand for all costs of collection and enforcement (including reasonable attorney's fees and expenses). Without limiting the generality of the foregoing, such Purchaser specifically agrees to reimburse the Company on demand for all costs of enforcing the indemnification obligations in this paragraph.

         4.9 Shareholders Rights Plan. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any such plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

         4.10 Default Interest. If the Company fails to make any cash payment required by any Transaction Document in full when due, then the Company shall pay interest thereon at a rate of 12% per annum (or such lesser maximum rate that is permitted to be paid under applicable law) from the date such payment was due until such amount, plus all such interest thereon, is paid in full.

                                   ARTICLE V
                                   CONDITIONS

         5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date except for those representations and warranties made as of a specific date which shall be true and correct in all material respects as of such date;

                  (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (d) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market; and

                  (e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could be expected to have or result in a Material Adverse Effect.

         5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing; and

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third business day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         6.2 Fees and Expenses. At the Closing, the Company shall pay to Pine Ridge Financial, Inc., an aggregate of $50,000 for their legal fees and expenses in connection with the preparation and negotiation of this Agreement. In lieu of the foregoing payment, Pine Ridge Financial, Inc. may retain the amount of such payment instead of delivering such amount to the Company at the Closing or require the Company to pay such amount directly to Purchaser Counsel. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities and any and all costs and expenses relating to compliance with the Company's obligations under Sections 4.4 and 4.5.

         6.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Nothing herein shall be construed to affect any rights of the Purchasers under any previously executed agreements with the Company.

         6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and holders of at least a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may only assign its rights under this Agreement and the Registration Rights Agreement pursuant to a Qualified Transfer.

         6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and may enforce the provisions of such Section directly against the Company.

         6.9 Governing Law; Venue; Waiver Of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND

INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

         6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

         6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         6.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

         6.18 Independent Nature of Purchasers. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         6.19 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                             ASPEN TECHNOLOGY, INC.

                             By:    /s/ Lisa W. Zappala
                                    ----------------------------
                             Name:  Lisa W. Zappala
                             Title: Senior Vice President and
                                    Chief Financial Officer

                             Address for Notice:

                             10 Canal Park
                             Cambridge, Massachusetts 02141
                             Facsimile No.: (617) 949-1722
                             Telephone No.: (617) 949-1000
                             Attn:  Chief Executive Officer and General Counsel

                             With a copy to:

                                    Hale and Dorr LLP
                                    60 State Street
                                    Boston, Massachusetts  02109
                                    Facsimile No.:  (617) 526-5000
                                    Telephone No.:  (617) 526-6000
                                    Attn:  Mark L. Johnson, Esq.




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

                           PINE RIDGE FINANCIAL INC.


                           By:    /s/ Kenneth L. Henderson
                                  -----------------------------
                           Name:  Kenneth L. Henderson
                           Title: Attorney-in-fact


                           Pine Ridge Financial Inc.
                           c/o Cavallo Capital Corp.
                           660 Madison Avenue
                           New York, New York  10022
                           Facsimile No.:  (212) 651-9010
                           Telephone No.:  (212) 651-9000
                           Attn:  Avi Vigder

                           With a copy to
                                  Proskauer Rose LLP
                                  1585 Broadway
                                  New York, New York  10036-8299
                                  Facsimile No.:  (212) 969-2900
                                  Telephone No.:  (212) 969-3000
                                  Attn:  Adam J. Kansler, Esq.

                           SMITHFIELD FIDUCIARY LLC



                           By:    /s/ Ari J. Storch
                                  -----------------------------
                           Name:  Ari J. Storch
                           Title: Authorized Signatory


                           Address for Notice:

                           Smithfield Fiduciary LLC
                           c/o Highbridge Capital Management, LLC
                           9 West 57th Street, 27th Floor
                           New York, New York  10019
                           Facsimile No.:  (212) 751-0755
                           Telephone No.:  (212) 287-4720
                           Attn:  Ari J. Storch/Adam J. Chill

                           SMALLCAP WORLD FUND, INC.

                           By: Capital Research and Management Company, its investment adviser

                           By: /s/ illegible
                              ------------------------------
                           Name:
                           Title:


                           SMALLCAP World Fund, Inc.
                           c/o Capital Research and Management Company
                           333 South Hope Street, 55th Floor
                           Los Angeles, California  90071
                           Facsimile No.:  (213) 486-9041
                           Telephone No.:  (213) 486-9200
                           Attn:  Michael J. Downer and Walt Burkley

                           CITADEL EQUITY FUND LTD.


                           By:    /s/ Kenneth A. Simpler
                                  ----------------------------
                           Name:  Kenneth A. Simpler
                           Title: Vice President


                           Citadel Equity Fund Ltd.
                           c/o Citadel Investment Group, L.L.C.
                           225 West Washington Street
                           Chicago, Illinois  60606
                           Facsimile No.:  (312) 338-0780
                           Telephone No.:  (312) 338-7817
                           Attn:  Kenneth A. Simpler

                           With a copy to
                                  Katten Muchin Zavis & Rosenman
                                  525 West Monroe Street
                                  Chicago, Illinois  60661-3693
                                  Facsimile No.:  (312) 902-1061
                                  Telephone No.:  (312) 902-5200
                                  Attn:  Robert J. Brantman, Esq.

                           /s/ Salvadore ClaveMarcet
                           -------------------------------
                           Salvadore ClaveMarcet
                           121 Hawkside Mews
                           Calgary, Alberta  T3G 3K9
                           CANADA
                           Facsimile No.:  ________________
                           Telephone No.:  (403) 244-1422

                           With a copy to:
                               Brad J. Pierce
                               Borden Ladner Gervais LLP
                               100-400 3rd Avenue, S.W.
                               Calgary, Alberta T2P 4H2
                               CANADA
                               Facsimile No.:  (403) 266-1395
                               Telephone No.:  (403) 232-9421

                           /s/ Wayne Sim
                           ------------------------------
                           Wayne Sim
                           35 Spring Gate Estates
                           Calgary, Alberta  3TZ 3L2
                           CANADA
                           Facsimile No.:  ________________
                           Telephone No.:  (403) 547-0072

                           With a copy to:
                                Brad J. Pierce
                                Borden Ladner Gervais LLP
                                100-400 3rd Avenue, S.W.
                                Calgary, Alberta T2P 4H2
                                CANADA
                                Facsimile No.:  (403) 266-1395
                                Telephone No.:  (403) 232-9421

                                TABLE OF CONTENTS

                                                                                                           Page Number
                                                                                                           -----------
ARTICLE  I  DEFINITIONS...........................................................................................1
   1.1     Definitions............................................................................................1
ARTICLE  II  PURCHASE AND SALE....................................................................................4
   2.1     Sale and Issuance of Securities at Closing.............................................................4
   2.2     Closing................................................................................................5
   2.3     Closing Deliveries.....................................................................................5
   2.4     Escrow.................................................................................................6
ARTICLE  III REPRESENTATIONS AND WARRANTIES.......................................................................6
   3.1     Representations and Warranties of the Company..........................................................6
   3.2     Representations and Warranties of the Purchasers......................................................12
ARTICLE  IV OTHER AGREEMENTS OF THE PARTIES......................................................................15
   4.1     Transfer Restrictions.................................................................................15
   4.2     Furnishing of Information.............................................................................16
   4.3     Listing of Securities.................................................................................17
   4.4     Reservation of Shares.................................................................................17
   4.5     Exercise Procedures...................................................................................17
   4.6     Securities Laws Disclosure; Publicity.................................................................17
   4.7     Reimbursement.........................................................................................18
   4.8     Shareholders Rights Plan..............................................................................19
   4.9     Default Interest......................................................................................19
ARTICLE  V  CONDITIONS...........................................................................................19
   5.1     Conditions Precedent to the Obligations of the Purchasers.............................................19
   5.2     Conditions Precedent to the Obligations of the Company................................................20
ARTICLE  VI MISCELLANEOUS........................................................................................20
   6.1     Termination...........................................................................................20
   6.2     Fees and Expenses.....................................................................................20
   6.3     Entire Agreement......................................................................................20
   6.4     Notices...............................................................................................21
   6.5     Amendments; Waivers...................................................................................21
   6.6     Construction..........................................................................................21
   6.7     Successors and Assigns................................................................................21
   6.8     No Third-Party Beneficiaries..........................................................................21
   6.9     Governing Law; Venue; Waiver Of Jury Trial............................................................21
   6.10    Survival..............................................................................................22
   6.11    Execution.............................................................................................22
   6.12    Severability..........................................................................................22
   6.13    Rescission and Withdrawal Right.......................................................................22
   6.14    Replacement of Securities.............................................................................23
   6.15    Remedies..............................................................................................23
   6.16    Payment Set Aside.....................................................................................23
   6.17    Usury.................................................................................................23

   6.18    Independent Nature of Purchasers......................................................................24
   6.19    Adjustments in Share Numbers and Prices...............................................................24


Exhibits:

A        Registration Rights Agreement
B-1      Form of Warrant
B-2      Form of Unit Warrant
C        Opinion of Company Counsel for Closing
D        Representation Letter

Schedules:
3.1(a)   Subsidiaries
3.1(e)   Filings, Consents and Approvals
3.1(g)   Capitalization
3.1(h)   SEC Reports; Financial Statements
3.1(o)   Broker Fees
3.1(s)   Registration Rights

                                                                      SCHEDULE A

                                   PURCHASERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                         ADDITIONAL
                                                                           UNIT           WARRANTS -
                                                                         WARRANTS -      ADDITIONAL
    NAME AND ADDRESS OF                                                  ADDITIONAL       WARRANTS          CLOSING
         PURCHASERS                      SHARES          WARRANTS         SHARES           SHARES        PURCHASE PRICE
         ----------                      ------          --------         ------           ------        --------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Pine Ridge Financial Inc.                1,683,000         302,940          841,500          151,470        $20,196,000
c/o Cavallo Capital Corp.
660 Madison Avenue
New York, New York  10022
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Smithfield Fiduciary LLC                 1,200,000         216,000          600,000          108,000         14,400,000
c/o Highbridge Capital
Management, LLC
9 West 57th Street, 27th Floor
New York, New York  10019
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
SMALLCAP World Fund, Inc.                  467,000          84,060          233,500           42,030          5,604,000
c/o Capital Research and
Management Company
333 South Hope Street, 55th Floor
Los Angeles, California  90071
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Citadel Equity Fund Ltd.                   250,000          45,000          125,000           22,500          3,000,000
c/o Citadel Investment Group,
L.L.C.
225 West Washington Street
Chicago, Illinois  60606
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Salvadore ClaveMarcet                       16,665           3,000            8,333            1,500            199,980
121 Hawkside Mews
Calgary, Alberta  T3G 3K9
CANADA
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Wayne Sim                                  550,000          99,000          275,000           49,500          6,600,000
35 Spring Gate Estates
Calgary, Alberta  3TZ 3L2
CANADA
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                    4,166,665         750,000        2,083,333          375,000        $49,999,980
-----
-------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT D
                              REPRESENTATION LETTER

TO:      ASPEN TECHNOLOGY, INC. (THE "COMPANY")

                  In connection with the purchase by the undersigned subscriber (the "Purchaser") of Shares, Warrants and Unit Warrants pursuant to the Agreement, the Purchaser hereby represents, warrants, covenants and certifies to the Company that:

         1. The Purchaser is resident in Alberta or is subject to the laws of the Province of Alberta;

         2. The Purchaser is purchasing the Securities as principal for its own account;

         3. The Purchaser is an "accredited investor" within the meaning of Multilateral Instrument 45-103 entitled "Capital Raising Exemptions" by virtue of satisfying the indicated criterion as set out in Appendix "A" to this Representation Letter;

         4. Upon execution of this Exhibit D by the Purchaser, this Exhibit D shall be incorporated into and form a part of the Agreement.

         Dated:  May               , 2002
                     --------------




                              ------------------------------------------------
                              Print Name of Purchaser

                              By:
                                  --------------------------------------------
                                  Signature

                                  --------------------------------------------
                                  Title

              IMPORTANT: PLEASE INITIAL APPENDIX A ON THE NEXT PAGE

                                   APPENDIX A

ACCREDITED INVESTOR - (defined in Multilateral Instrument 45-103) means:

                  (a)       a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act
--------------              (Canada).
                  (b)       the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act
--------------              (Canada),
                  (c)       an association under the Cooperative Credit Associations Act (Canada) located in Canada,
--------------
                  (d)       a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company
--------------              owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
                  (e)       a person or company registered under the securities legislation, or under the securities legislation of
--------------              another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Alberta),
                  (f)       an individual registered or formerly registered under the securities legislation, or under the
--------------              securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (c),
                  (g)       the government of Canada or a province, or any crown corporation or agency of the government of Canada
--------------              or a province;
                  (h)       a municipality, public board or commission in Canada,
--------------
                  (i)       any national, federal, state, provincial, territorial or municipal government of or in any foreign
--------------              jurisdiction, or any agency of that government,
                  (j)       a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions
--------------              (Canada) or a provincial pension commission or similar regulatory authority;
                  (k)       a registered charity under the Income Tax Act (Canada),
--------------
                  (l)       an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly,
--------------              FINANCIAL ASSETS having an aggregate realizable value that before taxes, but net of any RELATED
                            LIABILITIES, exceeds $1,000,000 (Canadian),
                  (m)       an individual whose net income before taxes exceeded $200,000 (Canadian) in each of the two most recent
--------------              years or whose net income before taxes combined with that of a spouse exceeded $300,000 (Canadian) in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,
                  (n)       a corporation, limited partnership, limited liability partnership, trust or estate, other than a
--------------              mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 (Canadian) as shown on its most recently prepared financial statements;
                  (o)       a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributed its
--------------              securities only to persons or companies that are accredited investors,
                  (p)       a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its
--------------              securities under a prospectus for which the regulator has issued a receipt,
                  (q)       an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in
--------------              paragraphs (a) through (e) and paragraph (j) in form and function, or

                  (r)       a person or company in respect of which all of the owners of interests, direct or indirect, legal or
--------------              beneficial, are persons or companies that are accredited investors;



NOTE:    THE INVESTOR SHOULD INITIAL BESIDE THE PORTION OF THE ABOVE DEFINITION
APPLICABLE TO IT. FOR THE PURPOSES HEREOF:

    (i)      "financial assets" means cash and securities; and

    (j)      "related liabilities" means:

    (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

    (ii)     liabilities that are secured by financial assets.

             ALL MONETARY REFERENCES IN THIS APPENDIX A ARE IN CANADIAN DOLLARS.

                                 AMENDMENT NO. 1

                                       TO

                          SECURITIES PURCHASE AGREEMENT

        This Amendment No. 1 to the Securities Purchase Agreement dated as of May 9, 2002 (the "AGREEMENT") among Aspen Technology, Inc., a Delaware corporation (the "COMPANY"), and the investors signatory hereto (the "PURCHASERS") is made and entered into as of June 5, 2002 by and among the Company and the Purchasers.

        WHEREAS, the Company and the Purchasers wish to amend a certain provision of the Agreement;

        NOW, THEREFORE, IN CONSIDERATION of the premises and mutual agreements set forth herein, the Company and the Purchasers agree as follows:

        1. Amendment to Agreement. Clause (iv) of Section 4.4 of the Agreement shall be deleted in its entirety and replaced with the following:
"(iv) shall use its best efforts to maintain the listing of such Common Stock on each such Trading Market or another Eligible Market."

        2. Full Force and Effect. Except as amended by this Amendment No. 1, the Agreement shall remain in full force and effect.

        3. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

                IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first written above.


                                   ASPEN TECHNOLOGY, INC.


                                   By: /s/ Lisa W. Zappala
                                      ---------------------------------
                                   Name:  Lisa W. Zappala
                                   Title: Senior Vice President and
                                          Chief Financial Officer







                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

                                   PINE RIDGE FINANCIAL INC.


                                   By:    /s/ Kenneth L. Henderson
                                          -----------------------------
                                   Name:  Kenneth L. Henderson
                                          -----------------------------
                                   Title: Attorney-in-Fact
                                          -----------------------------

                                   Pine Ridge Financial Inc.
                                   c/o Cavallo Capital Corp.
                                   660 Madison Avenue
                                   New York, New York  10022
                                   Facsimile No.: (212) 651-9010
                                   Telephone No.: (212) 651-9000
                                   Attn: Avi Vigder


                                   With a copy to
                                          Proskauer Rose LLP
                                          1585 Broadway
                                          New York, New York 10036-8299
                                          Facsimile No.: (212) 969-2900
                                          Telephone No.: (212) 969-3000
                                          Attn: Adam J. Kansler, Esq.

                                   SMITHFIELD FIDUCIARY LLC


                                   By:    /s/ Ari J. Storch
                                          -----------------------------
                                   Name:  Ari J. Storch
                                   Title: Authorized Signatory


                                   Smithfield Fiduciary LLC
                                   c/o Highbridge Capital Management, LLC
                                   9 West 57th Street, 27th Floor
                                   New York, New York 10019
                                   Facsimile No.: (212) 751-0755
                                   Telephone No.: (212) 287-4720
                                   Attn: Ari J. Storch/Adam J. Chill

                                   SMALLCAP WORLD FUND, INC.

                                   By: Capital Research and Management Company,
                                   its investment adviser

                                   By:
                                          -----------------------------
                                   Name:
                                   Title:


                                   SMALLCAP World Fund, Inc.
                                   c/o Capital Research and Management Company
                                   333 South Hope Street, 55th Floor
                                   Los Angeles, California  90071
                                   Facsimile No.: (213) 486-9041
                                   Telephone No.: (213) 486-9200
                                   Attn: Michael J. Downer and Walt Burkley

                                   CITADEL EQUITY FUND LTD.


                                   By:
                                          -----------------------------
                                   Name:  Kenneth A. Simpler
                                   Title: Vice President


                                   Citadel Equity Fund Ltd.
                                   c/o Citadel Investment Group, L.L.C.
                                   225 West Washington Street
                                   Chicago, Illinois  60606
                                   Facsimile No.: (312) 338-0780
                                   Telephone No.: (312) 338-7817
                                   Attn: Kenneth A. Simpler


                                   With a copy to
                                          Katten Muchin Zavis & Rosenman
                                          525 West Monroe Street
                                          Chicago, Illinois  60661-3693
                                          Facsimile No.: (312) 902-1061
                                          Telephone No.: (312) 902-5200
                                          Attn: Robert J. Brantman, Esq.

                                   -----------------------------------
                                   Salvadore ClaveMarcet
                                   121 Hawkside Mews
                                   Calgary, Alberta  T3G 3K9
                                   CANADA
                                   Facsimile No.:
                                                  -----------------
                                   Telephone No.: (403) 244-1422


                                   With a copy to:
                                          Brad J. Pierce
                                          Borden Ladner Gervais LLP
                                          100-400 3rd Avenue, S.W.
                                          Calgary, Alberta T2P 4H2
                                          CANADA
                                          Facsimile No.:
                                                         ---------------
                                          Telephone No.: (403) 232-9421

                                   -----------------------------------
                                   Wayne Sim
                                   35 Spring Gate Estates
                                   Calgary, Alberta  3TZ 3L2
                                   CANADA
                                   Facsimile No.:
                                                  -----------------
                                   Telephone No.: (403) 547-0072


                                   With a copy to:
                                          Brad J. Pierce
                                          Borden Ladner Gervais LLP
                                          100-400 3rd Avenue, S.W.
                                          Calgary, Alberta T2P 4H2
                                          CANADA
                                          Facsimile No.:
                                                         ---------------
                                          Telephone No.: (403) 232-9421